Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2022
Regulated Operations [Abstract]
Regulatory Assets and Liabilities	REGULATORY ASSETS AND LIABILITIES
Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

As at December 31 (millions of dollars)	2022	2021
Regulatory assets:
Deferred income tax regulatory asset	2,724	2,509
Post-retirement and post-employment benefits - non-service cost	141	125
Environmental	93	122
Deferred tax asset sharing	73	204
Stock-based compensation	34	38
Conservation and Demand Management (CDM) variance	25	8
Rural and Remote Rate Protection (RRRP) variance	25	10
Pension benefit regulatory asset	—	713
Foregone revenue deferral	—	25
Other	38	33
Total regulatory assets	3,153	3,787
Less: current portion	(189)	(226)
	2,964	3,561

Regulatory liabilities:
Post-retirement and post-employment benefits	506	33
Pension benefit regulatory liability	358	—
Tax rule changes variance	100	86
Earnings sharing mechanism deferral	75	42
Retail settlement variance account (RSVA)	53	58
External revenue variance	50	52
Asset removal costs cumulative variance	41	36
Pension cost differential	26	30
Capitalized overhead tax variance	16	—
Green energy expenditure variance	5	13
Deferred income tax regulatory liability	4	4
Other	28	18
Total regulatory liabilities	1,262	372
Less: current portion	(139)	(10)
	1,123	362
Deferred Income Tax Regulatory Asset and Liability
Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable income. The Company has recognized regulatory assets and liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s income tax expense would have been recognized using the liability method and there would be no regulatory accounts established for taxes to be recovered through future rates. As a result, the 2022 income tax expense would have been higher by approximately $66 million (2021 - $127 million). The $66 million (2021 - $127 million) impact is offset against deferred income tax regulatory asset and liability, deferred tax asset sharing, and post-retirement and post-employment benefits - non-service cost.
Post-Retirement and Post-Employment Benefits - Non-Service Cost
Hydro One has recorded a regulatory asset relating to the future recovery of its post-retirement and post-employment benefits other than service costs. The regulatory asset includes the applicable tax impact to reflect taxes payable. Prior to adoption of ASU 2017-07 in 2018, these amounts were capitalized to property, plant and equipment and intangible assets. As part of Hydro One Networks' 2020-2022 Transmission Decision, the OEB concluded that the non-service cost component of Hydro One's OPEB costs shall be recognized as OM&A for both its transmission and distribution businesses. Furthermore, Hydro One Networks distribution continued to record the non-service cost component of OPEBs in this account until the end of 2022. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One Networks' transmission and distribution account balances as at December 31, 2020, including accrued interest, which will be recovered from ratepayers over a one-year period ending December 31, 2023 and a three-year period ending December 31, 2025, respectively.
Environmental
Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. A regulatory asset is recognized because management considers it to be probable environmental expenditures will be recovered in the future through the rate-setting process. The Company has recorded an equivalent amount as a regulatory asset. In 2022, the revaluation adjustment increased the environmental regulatory asset by $3 million (2021 - $18 million) to reflect changes in the recoverable portion of the Company’s PCB and LAR environmental liabilities. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudence and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, with respect to the revaluation adjustment, 2022 OM&A expenses would have been higher by $3 million (2021 - higher by $18 million). In addition, 2022 amortization expense would have been lower by $33 million (2021 - lower by $30 million), and 2022 financing charges would have been higher by $1 million (2021 - higher by $1 million).
Deferred Tax Asset Sharing
On October 2, 2020, the OEB issued a procedural order to implement the direction of the Ontario Divisional Court which required Hydro One to submit its proposal for the recovery of the DTA amounts allocated to ratepayers for the 2017 to 2022 period. On April 8, 2021, the OEB rendered the DTA Implementation Decision, in which the OEB approved recovery of the DTA amounts allocated to ratepayers for the 2017 to 2021 period, plus carrying charges over a two-year period, commencing on July 1, 2021. In addition, Hydro One was approved to adjust the transmission revenue requirement and the base distribution rates beginning January 1, 2022 to eliminate any further amounts of future tax savings flowing to customers. As at December 31, 2022, Hydro One has a regulatory asset of $73 million for the cumulative DTA amounts shared with ratepayers since 2017 to date, net of the amount recovered from ratepayers pursuant to the DTA Implementation Decision. The regulatory asset of $73 million (2021 - $204 million) consists of $24 million (2021 - $72 million) and $49 million (2021 - $132 million) for Hydro One Networks’ distribution and transmission segments, respectively. As a result of the OEB’s procedural order, the $73 million regulatory asset relating to the cumulative DTA amounts allocated to ratepayers since 2017 has been separately presented from the deferred income tax regulatory asset. The balance of this regulatory account will continue to decrease as amounts are recovered over the next 6 months.
Stock-based Compensation
The Company recognizes costs associated with share grant plans and Society RSUs in a regulatory asset as management considers it probable that share grant plans' and Society RSU costs will be recovered in the future through the rate-setting process. In the absence of rate-regulated accounting, OM&A expenses would be lower by $2 million (2021 - $1 million). Share grant and Society RSU costs are transferred to labour costs at the time they vest and are issued, and are recovered in rates in accordance with recovery of these labour costs.
CDM Variance
The CDM variance account tracks the impact of actual CDM and demand response programs on the actual load forecast compared to the estimated load forecast included in revenue requirement. As per the OEB's decision on Hydro One Networks' transmission rates for 2017 to 2019, this account was maintained to record any variances for 2017, 2018, and 2019. In April 2020, the 2017 balance, plus accrued interest through December 31, 2018 was approved for disposition over a three-year period that ended on December 31, 2022. CDM variance amounts for 2018 and 2019 were calculated and proposed for disposition in the Hydro One Networks JRAP application. In November 2022, the amount as at December 31, 2020, including accrued interest, was approved for disposition by the OEB. The amount was approved to be recovered from ratepayers over a one-year period ending December 31, 2023. Since CDM revenues qualify as a Type A program under the Alternative Revenue Program, $23 million was recognized in transmission revenues.
RRRP Variance
Hydro One Remotes receives RRRP amounts from the Independent Electricity System Operator (IESO). At December 31, 2022, the Company recognized a regulatory asset representing the amounts required to achieve breakeven net income, as regulated under the cost recovery model, in excess of cumulative RRRP amounts received. In 2022, RRRP amounts received were lower (2021 - lower) than amounts required to achieve breakeven net income, and as such, the regulatory asset was increased by $15 million (2021 - $4 million). In the absence of rate-regulated accounting, 2022 revenue would have been lower by $15 million (2021 - lower by $4 million).
Foregone Revenue Deferral
As at December 31, 2021, the foregone revenue deferral account was made up of the remaining balance reflecting Hydro One Networks transmission business' foregone revenue, based on the difference between approved 2020 UTRs and interim 2020 UTRs, which was approved by the OEB to be collected from ratepayers over a two-year period that ended on December 31, 2022.
Post-Retirement and Post-Employment Benefits
In accordance with OEB rate orders, post-retirement and post-employment benefits costs are recovered on an accrual basis. The Company recognizes the net unfunded or overfunded status of post-retirement and post-employment obligations on the consolidated balance sheets with an incremental offset to the associated regulatory asset or regulatory liability, as the case may be. A regulatory asset or liability is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered or returned in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset or liability as the case may be, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2022 OCI would have been higher by $473 million (2021 - OCI higher by $94 million).
Pension Benefit Regulatory Asset / Liability
In accordance with OEB rate orders, pension costs recovered on a cash basis as employer contributions are paid to the pension fund in accordance with the Pension Benefits Act (Ontario). The Company recognizes the net unfunded or overfunded status of pension obligations on the consolidated balance sheets with an offset to the associated regulatory asset or liability. The pension benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset or liability, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, OCI would have been higher by $1,035 million (2021 - OCI higher by $1,017 million) and OM&A expenses would have been lower by $36 million (2021 - higher by $132 million).
Tax Rule Changes Variance
The 2019 federal and Ontario budgets (Budgets) provided certain time-limited investment incentives permitting Hydro One to deduct accelerated capital cost allowance of up to three times the first-year rate for capital investments acquired after November 20, 2018 and placed in-service before January 1, 2028 (Accelerated Depreciation). Following the enactment of the Budget measures in the second quarter of 2019, the OEB directed all Ontario regulated utilities including Hydro One to track the full revenue impact of the tax benefits related to the Accelerated Depreciation rules to ratepayers. The tax benefit to be returned to ratepayers in the future gave rise to a regulatory liability and resulted in a decrease in revenues as current rates do not include the benefit of the Accelerated Depreciation; therefore, the revenue subject to refund cannot be recognized. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One Networks' transmission and distribution account balances as at December 31, 2020, including accrued interest, which will be returned to ratepayers over a one-year period ending December 31, 2023 and a three-year period ending December 31, 2025, respectively.
Earnings Sharing Mechanism Deferral
In March 2019, the OEB approved the establishment of an earnings sharing mechanism deferral account for Hydro One Networks' distribution segment to record over-earnings including tax impacts, if any, realized for any year from 2018 to 2022. Under this mechanism, Hydro One shares 50% of regulated earnings that exceed the OEB-approved regulatory return-on-equity by more than 100 basis points with distribution ratepayers. A similar account was also approved for B2M LP in January 2020, and Hydro One Networks transmission and NRLP in April 2020. HOSSM's account was approved as part of the acquisition decision in October 2016 and became effective in 2022. The balance in the account as at December 31, 2022 mostly relates to Hydro One Networks distribution and transmission. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One networks' distribution business' balance as at December 31, 2020, including accrued interest, over a three-year period ending December 31, 2025.
RSVA
Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. The RSVA account tracks the difference between the cost of power purchased from the IESO and the cost of power recovered from ratepayers. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One networks' distribution business' balance as at December 31, 2020, including accrued interest, over a three-year period ending December 31, 2025.
External Revenue Variance
The external revenue variance account balance reflects the difference between Hydro One Networks' transmission business' actual export service revenue and external revenues from secondary land use, and the OEB-approved amounts. The account also records the difference between actual net external station maintenance, engineering and construction services revenue, and other external revenue, and the OEB-approved amounts. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One networks' transmission business' balance as at December 31, 2020, including accrued interest, over a one-year period ending December 31, 2023.
Asset Removal Costs Cumulative Variance
In April 2020, the OEB approved the establishment of an asset removal costs cumulative variance account for Hydro One Networks' transmission business to record the difference between the revenue requirement associated with forecast asset removal costs included in depreciation expense and actual asset removal costs incurred from 2020 to 2022. This account is asymmetrical to the benefit of ratepayers on a cumulative basis over the 2020-2022 rate period. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One networks' transmission business' balance as at December 31, 2020, including accrued interest, over a one-year period ending December 31, 2023.
Pension Cost Differential
Variances between the pension cost recognized and the cost embedded in rates as part of the rate-setting process for Hydro One Networks' transmission and distribution businesses are recognized as a regulatory asset or regulatory liability, as the case may be. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One Networks' transmission and distribution account balances as at December 31, 2020, including accrued interest, which will be returned to ratepayers over a one-year period ending December 31, 2023 and a three-year period ending December 31, 2025, respectively. In the absence of rate-regulated accounting, 2022 revenue would have been lower by $4 million (2021 - higher by $1 million).
Capitalized Overhead Tax Variance
In November 2022, the OEB approved the establishment of a capitalized overhead tax variance account to capture the difference between the capitalized overheads deducted in calculating the regulatory tax expense included in rates and the actual capitalized overhead costs deducted in Hydro One's tax returns for Hydro One Networks' transmission and distribution businesses for the 2016 to 2027 period. Variance amounts are recognized at the earlier of (i) when the tax year has been audited by the Canada Revenue Agency or (ii) when the taxation year is statute barred.
Green Energy Expenditure Variance
In April 2010, the OEB requested the establishment of deferral accounts which capture the difference between the revenue recorded on the basis of Green Energy Plan expenditures incurred and the actual recoveries received.